UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                                 RYDEX ETF TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:
 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:

          (2)   Form, Schedule or Registration Statement No.:

          (3)   Filing Party:

          (4)   Date Filed:

                                 RYDEX ETF TRUST

Dear Shareholder:

     I am writing to you on an important matter relating to the Rydex|SGI family of funds (the "Funds"). On September 20, 2011, Security Investors, LLC, the Funds' investment adviser, that operates under the name Rydex Investments (the "Investment Adviser"), an indirect wholly-owned subsidiary of an entity that is managed by a subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), announced a transaction whereby Guggenheim Capital will acquire 100% of the Investment Adviser and certain affiliated businesses. This transaction is expected to be completed in late 2011 or early 2012.

     This transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the transaction would terminate the Funds' investment advisory agreements with the Investment Adviser unless you approve new, substantially identical, agreements.

     Accordingly, by this joint proxy statement, we are requesting that you vote to approve investment advisory agreements, so that the Investment Adviser may continue to manage the Funds after the transaction is completed in a manner that is substantially similar to the current management of the Funds.

     In addition, you will be asked to consider and approve: (i) the election of nine individuals to the Board of Trustees of Rydex ETF Trust; and (ii) a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board of Trustees, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser, subject to certain conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission.

     A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, including the Funds in the Rydex ETF Trust listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for November 22, 2011 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on October 13, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

     Pursuant to these materials, you are being asked to approve proposals for the Funds in the Rydex ETF Trust, as noted above. Please note that you may receive similar materials if you own shares of other Funds in the Rydex|SGI fund complex asking you to approve proposals for the other Funds.

     You can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on November 22, 2011.

     We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

     Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex ETF Trust prior to the Meeting, or by voting in person at the Meeting.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         Richard M. Goldman
                                         President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

     By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning the Rydex|SGI family of funds (the "Funds").

     Proposal 1 relates to actions that need to be taken in light of a transaction (the "Transaction") involving a change in the corporate ownership structure of Security Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change. The Transaction would terminate the Funds' current investment advisory agreements with the Investment Adviser (the "Current Investment Advisory Agreements") unless you approve new substantially identical agreements (attached hereto as Appendix B).

     Proposal 2 relates to the election of nine individuals to the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust"). The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be appropriate.

     Proposal 3 relates to the approval of a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board and certain other conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission (the "SEC"), to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. Currently, the Investment Adviser must obtain shareholder approval of any sub-advisory agreement with a new sub-adviser that it wishes to retain to manage a Fund, as well as any material changes to an existing sub-advisory agreement. As discussed in more detail below, a manager of managers arrangement would permit the Investment Adviser to avoid the expense and delays associated with obtaining shareholder approval.

Q.   WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates funds, including the Funds, provides that a fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. The change in the corporate ownership structure of the Investment Adviser contemplated by the Transaction would constitute a "change in control" (as this term is used for regulatory purposes) of the Investment Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds (the "New Investment Advisory Agreements").

     The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Investment Adviser will remain the same. Upon completion of the Transaction, Guggenheim Capital will be the parent company of the Investment Adviser. Guggenheim Capital currently manages the Investment Adviser and certain of its affiliates through an indirect subsidiary.

     The Board considered the Transaction and voted in favor of the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's respective shareholders, the Investment Adviser will continue to serve as investment adviser to the Funds after the completion of the Transaction. The fees charged by the Investment Adviser for its services to the Funds under the New Investment Advisory Agreements will be the same as its fees under the Current Investment Advisory Agreements. The other terms of the New Investment Advisory Agreements will also be the same in all material respects to those of the Current Investment Advisory Agreements.

     With respect to the second proposal, you are being asked to vote for the election of board members ("Trustees") because the Board believes it would be appropriate, in light of the Transaction, to subject the current Trustees to a shareholder vote and to ask shareholders to vote to add a new Trustee who is affiliated with Guggenheim Capital. The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected Trustees.

     With respect to the third proposal, the 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by a fund's board of trustees / directors as well as its shareholders. The Investment Adviser and certain affiliated Funds of the Trust have previously received an exemptive order from the SEC pursuant to which the Investment Adviser is permitted to retain sub-advisers and amend the terms of existing sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. This type of arrangement, which gives more flexibility to appoint investment sub-advisers to manage a fund, is commonly referred to as a "manager of managers" arrangement. The SEC's order permitting the Investment Adviser to use a manager of managers arrangement requires that before a Fund may rely on the order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide the Investment Adviser with flexibility (subject to Board approval) to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of the manager of managers arrangement for the Funds. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement in the foreseeable future.

Q.   WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Investment Adviser, the fees payable to the Investment Adviser, and the persons responsible for the day-to-day investment management of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund due to the Transaction.

Q.   WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Transaction would also affect the control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor"), an affiliate of the Investment Adviser. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction. The Board has also been assured that there will be no material change in the nature or quality of the services provided by the Distributor to each Fund due to the Transaction.

Q.   WILL MY FUND'S FEES FOR INVESTMENT ADVISORY SERVICES INCREASE?

A. No. The fee rates under the New Investment Advisory Agreements are identical to those under the Current Investment Advisory Agreements. Services also will remain substantially the same.

Q.   WILL THE PROPOSED CHANGES TO THE BOARD RESULT IN HIGHER FUND EXPENSES?

A.   No. Only "non-interested" Trustees (as that term is defined in the 1940
     Act) receive compensation from the Funds they oversee. The proposed additional Trustee would be an "interested" Trustee because of his affiliation with Guggenheim Capital. Because interested

     Trustees do not receive compensation from the Funds, the cost of this additional Trustee would not be borne by the Funds.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.   WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on November 22, 2011 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.   WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.   WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, Proposals 1 and 3 must be approved by a "vote of a majority of the outstanding voting securities" of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 2, a plurality of the shares voting is required to elect each individual nominated as a Trustee.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.   IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

     Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex ETF Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 RYDEX ETF TRUST

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

     Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex ETF Trust (the "Trust") and each of its respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trust's offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time for the purposes listed below:

               PROPOSAL                           SHAREHOLDERS SOLICITED TO VOTE
1.  THE APPROVAL OF A NEW INVESTMENT                          ALL FUNDS
    ADVISORY AGREEMENT BETWEEN THE TRUST
    AND SECURITY INVESTORS, LLC, WITH RESPECT
    TO EACH FUND

2.  THE APPROVAL OF THE ELECTION OF NOMINEES                  ALL FUNDS
    TO THE BOARD OF TRUSTEES

3.  THE APPROVAL OF A "MANAGER OF MANAGERS"                   ALL FUNDS
    ARRANGEMENT FOR EACH OF THE FUNDS

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

     After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote "FOR" Proposals 1, 2 and 3.

     Shareholders of record at the close of business on October 13, 2011 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

     We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

                                    By Order of the Board of Trustees,

                                    Richard M. Goldman
                                    President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                              ON NOVEMBER 22, 2011

     Rydex S&P 500 Equal Weight ETF (RSP)                 Rydex S&P 500 Equal Weight Energy ETF (RYE)

      Rydex Russell Top 50(R) ETF (XLG)                 Rydex S&P 500 Equal Weight Financials ETF (RYF)

     Rydex S&P 500 Pure Value ETF (RPV)                Rydex S&P 500 Equal Weight Health Care ETF (RYH)

    Rydex S&P 500 Pure Growth ETF (RPG)                 Rydex S&P 500 Equal Weight Industrials ETF (RGI)

  Rydex S&P MidCap 400 Pure Value ETF (RFV)              Rydex S&P 500 Equal Weight Materials ETF (RTM)

  Rydex S&P MidCap 400 Pure Growth ETF (RFG)            Rydex S&P 500 Equal Weight Technology ETF (RYT)

  Rydex S&P SmallCap 600 Pure Value ETF (RZV)            Rydex S&P 500 Equal Weight Utilities ETF (RYU)

 Rydex S&P SmallCap 600 Pure Growth ETF (RZG)                     Rydex 2x S&P 500 ETF (RSU)

     Rydex S&P 500 Equal Weight Consumer                       Rydex Inverse 2x S&P 500 ETF (RSW)
           Discretionary ETF (RCD)

     Rydex S&P 500 Equal Weight Consumer                  Rydex S&P MidCap 400 Equal Weight ETF (EWMD)
             Staples ETF (RHS)

Rydex S&P SmallCap 600 Equal Weight ETF (EWSM)           Rydex Russell 1000(R) Equal Weight ETF (EWRI)

  Rydex Russell 2000(R) Equal Weight ETF (EWRS)          Rydex Russell MidCap Equal Weight ETF (EWRM)

   Rydex MSCI EAFE Equal Weight ETF (EWEF)               Rydex MSCI Emerging Markets Equal Weight ETF
                                                                          (EWEM)

   Rydex MSCI ACWI Equal Weight ETF (EWAC)

                                TABLE OF CONTENTS

                                                                                         PAGE
OVERVIEW OF THE PROPOSALS ...............................................................  3

   PROPOSAL 1: Approval of the New Investment Advisory Agreements .......................  3

      Information Regarding the Transaction .............................................  3

      Section 15(f) of the 1940 Act .....................................................  4

      Approval of the New Investment Advisory Agreements by the Board ..................   5

      Board Considerations in Approving the New Investment Advisory
        Agreements ......................................................................  5

      New Investment Advisory Agreements ................................................  6

   PROPOSAL 2: Approval of the Election of Trustees......................................  8

   PROPOSAL 3: Approval of a "Manager of Managers" Arrangement ..........................  8

PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
   AGREEMENTS WITH RESPECT TO ALL FUNDS ................................................. 10

   The Investment Adviser ............................................................... 10

   Material Terms of the New Investment Advisory Agreements ............................. 11

BOARD RECOMMENDATION ON PROPOSAL 1 ...................................................... 12

PROPOSAL 2--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR THE TRUST ...................... 13

   Information Regarding the Nominees ................................................... 13

   Board's Consideration of Each Nominee's Qualifications, Experience, Attributes
      or Skills ......................................................................... 17

   Principal Officers of the Funds ...................................................... 20

   Nominee Ownership of Portfolio Shares ................................................ 23

   Board Compensation ................................................................... 24

   Committees and Meetings of the Board ................................................. 24

   Independent Registered Public Accounting Firm ........................................ 26

BOARD RECOMMENDATION ON PROPOSAL 2 ...................................................... 27

PROPOSAL 3--THE APPROVAL OF A "MANAGER OF MANAGERS"
   ARRANGEMENT WITH RESPECT TO ALL FUNDS ................................................ 28

   "Manager of Managers" Arrangement .................................................... 28

   Conditions of the Exemptive Relief ................................................... 29

   Board Considerations in Approving the "Manager of Managers" Arrangement .............. 29

BOARD RECOMMENDATION ON PROPOSAL 3 ...................................................... 30

                                      TABLE OF CONTENTS
                                        (continued)

                                                                                         PAGE
OTHER BUSINESS .......................................................................... 31

ADDITIONAL INFORMATION .................................................................. 31

   Administrator, Principal Underwriter, Custodian and Transfer Agent ................... 31

   Affiliations and Affiliated Brokerage ................................................ 31

   Other Information .................................................................... 31

   Voting Information ................................................................... 31

   Shareholder Proposals ................................................................ 34

                                       APPENDICES

Appendix A   CORPORATE STRUCTURE OF THE INVESTMENT ADVISER .............................. A-1

Appendix B   FORM OF NEW INVESTMENT ADVISORY AGREEMENT .................................. B-1

Appendix C   INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENT AND FEES PAID TO
             THE INVESTMENT ADVISER AND AFFILIATES ...................................... C-1

Appendix D   TRUSTEES/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER ................... D-1

Appendix E   ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY
             SECURITY INVESTORS, LLC .................................................... E-1

Appendix F   OUTSTANDING SHARES ......................................................... F-1

Appendix G   BENEFICIAL OWNERS OF MORE THAN 5% OF EACH FUND ............................. G-1

Appendix H   NOMINATING COMMITTEE CHARTER ............................................... H-1

                                 RYDEX ETF TRUST

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                              JOINT PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

     This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trust to be held at the Trust's offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof (the "Meeting").

     The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") for the purposes listed below:

                  PROPOSAL                        SHAREHOLDERS SOLICITED TO VOTE
1.  THE APPROVAL OF A NEW INVESTMENT                         ALL FUNDS
    ADVISORY AGREEMENT BETWEEN THE TRUST
    AND SECURITY INVESTORS, LLC, WITH RESPECT
    TO EACH FUND ("PROPOSAL 1")

2.  THE APPROVAL OF THE ELECTION OF NOMINEES                 ALL FUNDS
    TO THE BOARD OF TRUSTEES ("PROPOSAL 2")

3.  THE APPROVAL OF A "MANAGER OF MANAGERS"                  ALL FUNDS
    ARRANGEMENT FOR EACH OF THE FUNDS
    ("PROPOSAL 3")

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY
    PROPERLY COME BEFORE THE MEETING

     This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 21, 2011.

     The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

     You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on October 13, 2011 (the "Record Date").

     If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING
                         TO BE HELD ON NOVEMBER 22, 2011

     This Joint Proxy Statement is available at www.proxyonline.us/docs/rydexsgi. In addition, shareholders can find important information about each Fund in the Fund's annual report, dated October 31, 2010, including financial reports for the fiscal year ended October 31, 2010, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.rydex-sgi.com.

                            OVERVIEW OF THE PROPOSALS

                                   PROPOSAL 1

               APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

     Proposal 1 relates to actions that need to be taken in response to an impending transaction (the "Transaction") involving Securities Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser").

     The Investment Company Act of 1940 (the "1940 Act"), the law that regulates funds, such as the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. Pursuant to the Transaction, there would be a "change in control" of the Investment Adviser. In order for the Investment Adviser to continue to advise the Funds and manage their investments, a new investment advisory agreement must be in effect upon the consummation of the Transaction. For that reason, we are seeking shareholder approval of new investment advisory agreements (the "New Investment Advisory Agreements") for the Funds.

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                         INVESTMENT ADVISORY AGREEMENTS.

                      INFORMATION REGARDING THE TRANSACTION

     Summary Discussion--Currently, the Investment Adviser is a part of a large group of companies that also includes businesses such as Security Benefit Life Insurance Company. The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change.

     Detailed Discussion--On September 20, 2011, Guggenheim Capital agreed to purchase the indirect holding company of the Investment Adviser. Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments and new business launch activities not integrated into other primary operating businesses. Detailed information on the effect of the Transaction on the ownership structure of the Investment Adviser is set forth in Appendix A to this Joint Proxy Statement.

     The Transaction will not result in material changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. Guggenheim Capital will be the parent company of the Investment Adviser.

     In addition, as a result of the Transaction, Guggenheim Capital will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor"), an affiliate of the Investment Adviser. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction.

     While the parties expect the Transaction to be completed in late 2011 or early 2012, it is subject to various conditions (including a condition that 80% or more of the Funds' assets managed by the Investment Adviser approve the New Investment Advisory Agreements), and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the current investment advisory agreements between the Investment Adviser and the Funds (the "Current Investment Advisory Agreements") will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include interim investment advisory agreements of limited duration with the Investment Adviser, or maintaining the current ownership structure pending further discussions.

                          SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

     Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

         APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS BY THE BOARD

     At a Special Meeting of the Board held on August 16, 2011 (the "August Special Board Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Investment Advisory Agreements (the "Independent Trustees"), were present, the Board considered the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve each Fund as its investment adviser after the completion of the Transaction. At a Special Meeting of the Board held on September 14, 2011 (the "September Special Board Meeting", and together with the August Special Board Meeting, the "Special Board Meetings") at which a majority of the Trustees, including a majority of the Independent Trustees, were present, the Board considered further information about the Transaction and voted in favor of the New Investment Advisory Agreements.

     The Investment Adviser's rate of fees for its services to each Fund under each applicable New Investment Advisory Agreement will be the same as its fees under the corresponding Current Investment Advisory Agreement. The other terms of each New Investment Advisory Agreement will also be the same in all material respects to those of the corresponding Current Investment Advisory Agreement. As a result, in reviewing the New Investment Advisory Agreements at the Special Board Meetings, the Board also considered its review of relevant materials relating to the Current Investment Advisory Agreements at the Board's contract review meeting on August 11, 2011 and contract renewal meeting on August 17, 2011 (together, the "2011 Renewal Meeting").

    BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENTS

     Prior to the Special Board Meetings, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital's financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

     In considering the New Investment Advisory Agreements, the Board determined that the New Investment Advisory Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Investment Advisory Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser that the Board had received relating to the Current Investment Advisory Agreements at the Board's 2011 Renewal Meeting. The Trustees noted that, at the 2011 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Investment Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital's commitment to the success of the Investment Adviser and the Funds.

     In addition, as a part of their required consideration of the renewal of the Current Investment Advisory Agreements at the 2011 Renewal Meeting, the Trustees, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Investment Adviser's investment advisory and other services; (b) the Investment Adviser's investment management personnel; (c) the Investment Adviser's operations and financial condition; (d) the Investment Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Investment Adviser's profitability from its Fund-related operations; (h) the Investment Adviser's compliance systems; (i) the Investment Adviser's policies on and compliance procedures for personal securities transactions; (j) the Investment Adviser's reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board's deliberations at the 2011 Renewal Meeting, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Investment Adviser to any of the Funds, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve the New Investment Advisory Agreements, subject to shareholder approval.

                       NEW INVESTMENT ADVISORY AGREEMENTS

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER. At the 2011 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements, and, at the Special Board Meetings, noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreements (which had been recently approved by shareholders and renewed by the Board at the 2011 Renewal

Meeting) and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreements. The Board noted that the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the Transaction. The Trustees also considered Guggenheim Capital's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

     FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE INVESTMENT ADVISER. At the 2011 Renewal Meeting, the Board had reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital at the August Special Board Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

     COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE INVESTMENT ADVISER AND ITS AFFILIATES. At the 2011 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements. At that meeting, the Board had also analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. At the Special Board Meetings, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund's New Investment Advisory Agreement as they are under such Fund's Current Investment Advisory Agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Adviser's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

     ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2011 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Trustees noted that the fees would not change under the New Investment Advisory Agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreements when the next renewal of the Agreements comes before the Board.

     OTHER BENEFITS TO THE INVESTMENT ADVISER AND/OR ITS AFFILIATES. In addition to evaluating the services provided by the Investment Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the 2011 Renewal Meeting. At the Special Board Meetings, the Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Investment Adviser, noting that the Investment Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Investment Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

                                   PROPOSAL 2

                      APPROVAL OF THE ELECTION OF TRUSTEES

     Proposal 2 relates to the election of the following nine individuals to the
Board: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. All of the nominees, except for Mr. Cacciapaglia, currently serve on the Board. If elected, the terms of the nominees will begin shortly after the shareholder vote and each nominee will serve as Trustee for the life of the Trust or until retirement, removal, or his office is terminated pursuant to the Trust's Declaration of Trust. Unless and until such new terms begin, the existing Trustees will continue to serve their current terms. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed to serve on the other boards in the Rydex|SGI family of funds, would be appropriate. If elected by shareholders, Mr. Cacciapaglia's term as Trustee would commence shortly after the shareholder vote.

     The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees (and to comply with certain legal requirements regarding the proportion of board members that need to have been elected by shareholders). Because a shareholder vote is required to approve the New Investment Advisory Agreements, the Board has proposed that shareholders elect all of the nominees during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of Trustees.

                                   PROPOSAL 3

                 APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT

     Shareholders of the Funds also are being asked to consider the approval of a "manager of mangers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. The 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by the fund's board as well as shareholders. Therefore, the Investment Adviser is generally required to obtain shareholder approval prior to retaining a new sub-adviser, which can be costly.

     The Investment Adviser and certain affiliated funds have previously obtained an exemptive order from the U.S. Securities and Exchange Commission ("SEC"), pursuant to which the Investment Adviser may retain a new sub-adviser to manage a fund, or amend the terms of an existing sub-advisory agreement without prior shareholder approval, subject to certain conditions, including a requirement to send information to shareholders with respect to the appointment of a new sub-adviser (the "Manager of Managers Order"). In addition to the other conditions imposed by the Manager of Managers Order, before the arrangement may be relied upon for a Fund, shareholders of the Fund must approve the arrangement. Although no sub-advisers currently serve the Funds, because shareholder approval is being solicited for other proposals, you are being asked to approve the reliance by the Investment Adviser and the Funds on the Manager of Managers Order. If approved, the Manager of Managers Order would allow the Investment Adviser, subject to Board review and approval, to retain or replace sub-advisers without the delay and expenses associated with soliciting shareholder approval. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement for the Funds in the foreseeable future.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY
               AGREEMENTS, "FOR" THE ELECTION OF EACH NOMINEE AND
                 "FOR" THE APPROVAL OF THE A MANAGER OF MANAGERS
                ARRANGEMENT. UNMARKED, PROPERLY SIGNED AND DATED
                            PROXIES WILL BE SO VOTED.

         PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

     As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. A form of the New Investment Advisory Agreement is attached in Appendix B.

     The terms of the New Investment Advisory Agreements are substantially identical to those of the Current Investment Advisory Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

     The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreements will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

     Security Investors, LLC, which operates under the name Rydex Investments, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix C. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

     Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix D. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser. (As previously noted, the ownership structure of the Investment Adviser is set forth in Appendix A.)

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

     The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix B.

     DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

     o provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

     o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and registration statement on file with the SEC;

     o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

     o    vote any proxies for Fund securities;

     o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

     o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

     INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

     TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

       PROPOSAL 2--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR THE TRUST

     Proposal 2 relates to the election of Trustees for the Board. The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey
A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. A Trustee may be removed either by: (i) the vote or written consent of at least two-thirds of the Trustees prior to such removal or (ii) the vote or written consent of Shareholders owning at least than two-thirds of the Trust's outstanding shares.

     In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed to serve on other boards in the Rydex|SGI family of funds, would be appropriate. If elected, Mr. Cacciapaglia would be an Interested Trustee due to the position he holds with Guggenheim Capital.

     The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. If all of the nominees are elected, the Board will consist of seven trustees who are not considered to be "interested persons" of the Funds as defined in the 1940 Act and two trustees who are considered to be "interested persons" of the Funds as defined in the 1940 Act.

     The Trust's Nominating Committee, which is responsible for identifying, evaluating and nominating individuals to serve as trustees of the Trust, recommended that the Board expand in size to nine members, and include a trustee who is affiliated with the Investment Adviser's parent company, Guggenheim Capital. The Board considered the long-term ability of the Rydex|SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Adviser would benefit the Funds. The Nominating Committee also considered Mr. Cacciapaglia's skills and background, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board. At a meeting held on September 16, 2011, the Board approved the Nominating Committee's recommendation that the nine nominees stand for election.

                       INFORMATION REGARDING THE NOMINEES

     The following table lists the nominees for Trustee, including the current Trustees, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For the new Trustee nominee, the table shows the number of funds the nominee will oversee if elected. The fund complex consists of Rydex ETF Trust, Rydex Variable Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund. The mailing address of each nominee is One Security Benefit Place, Topeka, KS 66636. The mailing address of each nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                 FUND
                     POSITION(S) HELD WITH                                                      COMPLEX            OTHER
                      THE TRUST, TERM OF                                                        OVERSEEN       DIRECTORSHIPS
  NAME, ADDRESS      OFFICE AND LENGTH OF               PRINCIPAL OCCUPATION(S)                BY TRUSTEE     HELD BY TRUSTEE
AND AGE OF TRUSTEE       TIME SERVED                      DURING PAST 5 YEARS                 OR NOMINEE        OR NOMINEE
------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES OR NOMINEES
------------------------------------------------------------------------------------------------------------------------------
Donald C.            Nominee                   Guggenheim Investments: President and              212         None
Cacciapaglia (60)*                             Chief Administrative Officer from February
                                               2010 to present

                                               Channel Capital Group Inc.: Chairman and
                                               CEO from April 2002 to February 2010
------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman   Trustee and President     Security Benefit Corporation: Senior Vice          212         None
(50)**               from 2009 to present      President from March 2007 to present

                                               Security Benefit Asset Management
                                               Holdings, LLC: Chief Executive Officer
                                               from October 2010 to present

                                               Rydex Holdings, LLC: Chief Executive
                                               Officer & Manager from January 2009 to
                                               present

                                               Security Investors, LLC: President, CEO &
                                               Member Representative from August 2007
                                               to present

                                               Rydex Distributors, LLC: President, Chief
                                               Executive Officer and Manager from
                                               January 2009 to present

                                               Rydex Fund Services, LLC: Manager from
                                               July 2009 to present

                                               SBL Fund, Security Equity Fund, Security
                                               Income Fund, Security Large Cap Value
                                               Fund and Security Mid Cap Growth Fund:
                                               President from May 2008 to present

                                               First Security Benefit Life and Annuity
                                               Insurance Company of New York: Director
                                               from September 2007 to September 2010

                                               Rydex Advisors, LLC: Director and Chief
                                               Executive Officer from January 2009 to
                                               January 2010
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                 FUND
                       POSITION(S) HELD WITH                                                    COMPLEX            OTHER
                        THE TRUST, TERM OF                                                      OVERSEEN       DIRECTORSHIPS
  NAME, ADDRESS        OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)               BY TRUSTEE     HELD BY TRUSTEE
AND AGE OF TRUSTEE         TIME SERVED                    DURING PAST 5 YEARS                 OR NOMINEE        OR NOMINEE
------------------------------------------------------------------------------------------------------------------------------
                                               Rydex Advisors II, LLC: Director and Chief
                                               Executive Officer from January 2009 to
                                               January 2010

                                               Security Global Investors, LLC: Manager
                                               and President from May 2007 to January
                                               2010

                                               Security Distributors, Inc.: Director from
                                               March 2007 to 2009

                                               R.M. Goldman Partner, LLC: Managing
                                               Member from February 2006 to February
                                               2007
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour      Trustee from 2003 to    Retired; President and Senior Vice President       179         None
(66)                   present; Member of the  of Schield Management Company (registered
                       Audit Committee from    investment adviser) from 2003 to 2006
                       2003 to present; and
                       Member of the
                       Governance and
                       Nominating
                       Committees from 2005
                       to present
------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton      Trustee from 2003 to    Retired                                            179         Trustee of
(70)                   present; Member of the                                                                 Epiphany Funds
                       Governance and                                                                         since 2009
                       Nominating
                       Committees from 2005
                       to present; Member
                       and Chairman of the
                       Audit Committee from
                       2003 to present; and
                       Member of the Risk
                       Oversight Committee
                       from 2010 to present
------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (71)   Trustee from 2003 to    Retired                                            179         None
                       present; Chairman of
                       the Board from 2006
                       to present; Member of
                       the Audit Committee
                       from 2003
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                 FUND
                         POSITION(S) HELD WITH                                                  COMPLEX            OTHER
                          THE TRUST, TERM OF                                                    OVERSEEN       DIRECTORSHIPS
  NAME, ADDRESS          OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)               BY TRUSTEE     HELD BY TRUSTEE
AND AGE OF TRUSTEE           TIME SERVED                  DURING PAST 5 YEARS                 OR NOMINEE        OR NOMINEE
------------------------------------------------------------------------------------------------------------------------------
                        to present; and
                        Member of the Risk
                        Oversight Committee
                        from 2010 to present
------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (71)   Vice Chairman of the    Founder and President of Keller Partners,          179        None
                        Board from 2010 to      LLC (registered investment adviser) from
                        present; Trustee and    2005 to present; and Retired from 2001 to
                        Member of the Audit     2005
                        and Governance and
                        Nominating Committees
                        from 2005 to present
                        and Chairman and
                        Member of the Risk
                        Oversight Committee
                        from 2010 to present
------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon         Trustee and Member of   President of Global Trends Investments             179        Board of
(51)                    the Audit, Governance   (registered investment adviser) from 1996 to                  Directors of US
                        and Nominating          present                                                       Global Investors
                        Committees from 2005                                                                  (GROW) since
                        to present                                                                            April 1995
------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville   Trustee from 2003 to    Retired. Chief Executive Officer of Par            179        None
(69)                    present; Chairman of    Industries, Inc., d/b/a Par Leasing from 1977
                        the Governance and      to 2010
                        Nominating
                        Committees from 2005
                        to present; and
                        Member of the Audit
                        Committee from 2003
                        to present
------------------------------------------------------------------------------------------------------------------------------
Roger Somers (67)       Trustee from 2003 to    Founder and Chief Executive Officer of             179        None
                        present; Member of the  Arrow Limousine from 1965 to present
                        Audit Committee from
                        2003 to present; and
                        Member of the
                        Governance and
                        Nominating
                        Committees from 2005
                        to present
------------------------------------------------------------------------------------------------------------------------------

* Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Investment Adviser's parent company.

** Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Investment Adviser.

     The Chairman of the Board, John O. Demaret, is an Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an Independent Trustee; the fact that only two of the proposed nominees are "interested persons" of the Trust; the fact that the chairperson of each Committee of the Board is an Independent Trustee; the amount of assets under management in the Trust; and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

 BOARD'S CONSIDERATION OF EACH NOMINEE'S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES
                                    OR SKILLS

     The Board has concluded that each of the nominees should serve on the Board because of his ability to review and understand information about the Trust and the Funds provided to him by management; to identify and request other information he may deem relevant to the performance of his duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise his business judgment in a manner that serves the best interests of the Funds' shareholders. The Board has concluded that each of the nominees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

     The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Administrative Officer of Guggenheim's investment management business. Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer, Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through 2010. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber's Private Equity Group and assumed responsibility for the coverage of leveraged buyout firms and the Investment Bank's Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From his experience as President and COO of Guggenheim, and from his prior work experience, Mr. Cacciapaglia has extensive knowledge of the financial services industry and mutual fund business.

     The Board has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Investment Adviser, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

     The Board has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2003 and as a trustee of other trusts in the Rydex|SGI Fund complex since 1993, and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit Committee since 2003 and Nominating and Governance Committees since 2005. In addition to his experience as a Trustee for the Funds and his extensive institutional knowledge of the fund complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee.

     The Board has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 2003 and as a trustee of other trusts in the Rydex|SGI Fund complex since 1995, and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 2003, as a member of the Nominating and Governance Committees since 2005 and as a member of the Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

     The Board has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 2003 and as a trustee of other trusts in the Rydex|SGI Fund complex since 1997, and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit Committee since 2003, as a member of the Governance and Nominating Committees from 2005 to 2008 and as a member of the Risk Oversight Committee since 2010. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

     The Board has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007, and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

     The Board has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007, and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

     The Board has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 2003 and as a trustee of other trusts in the Rydex|SGI Fund complex since 1995. Mr. McCarville also has served as a member of the Audit Committee since 2003 and as the Chairman of the Governance and Nominating Committees since 2005. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

     The Board has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 2003 and as a trustee of other trusts in the Rydex|SGI Fund complex since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 2005. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Trustee, Mr. Somers is very knowledgeable about the financial services industry.

     If the nominees are elected, Mr. Demaret would remain the Chairman of the Board until his successor has been duly elected or appointed or until his earlier death, resignation or removal.

                         PRINCIPAL OFFICERS OF THE FUNDS

     Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Trust and their principal occupations during the past five years. The mailing address of each officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                     POSITION(S) HELD WITH                                                                     FUND
   NAME, ADDRESS      THE TRUST, TERM OF                                                                      COMPLEX
     AND AGE OF      OFFICE AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN
   TRUSTEE/OFFICER        TIME SERVED                             DURING PAST 5 YEARS                       BY OFFICER
-------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman   President from 2009 to    Current: Senior Vice President, Security Benefit                212
(50)                 present                   Corporation; CEO, Security Benefit Asset Management
                                               Holdings, LLC; CEO, President & Manager Representative,
                                               Security Investors, LLC; CEO & Manager, Rydex
                                               Holdings, LLC; CEO, President, & Manager, Rydex
                                               Distributors, LLC; Manager, Rydex Fund Services, LLC;
                                               and President, Rydex Series Funds, Rydex ETF Trust,
                                               Rydex Dynamic Funds and Rydex Variable Trust

                                               Previous: Director, First Security Benefit Life Insurance
                                               Company (2007-2010); President & Director, Security
                                               Global Investors (2010-2011); CEO & Director, Rydex
                                               Advisors, LLC & Rydex Advisor II, LLC (2010); Director,
                                               Security Distributors, Inc. (2007-2009); and Managing
                                               Member, RM Goldman Partners, LLC (2006-2007).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                     POSITION(S) HELD WITH                                                                     FUND
   NAME, ADDRESS      THE TRUST, TERM OF                                                                      COMPLEX
     AND AGE OF      OFFICE AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN
   TRUSTEE/OFFICER        TIME SERVED                             DURING PAST 5 YEARS                       BY OFFICER
-------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum     Vice President from      Current: President, Security Benefit Asset Management              179
(41)                 2003 to present;         Holdings, LLC; Senior Vice President, Security Investors,
                     Trustee from 2005 to     LLC; President & Chief Investment Officer, Rydex
                     2009                     Holdings, LLC; Director & Chairman of the Board, Advisor
                                              Research Center, Inc.; and Manager, Rydex Specialized
                                              Products, LLC.

                                              Previous: Rydex Distributors, LLC (f/k/a Rydex
                                              Distributors, Inc.), Vice President (2009); Rydex Fund
                                              Services, LLC, Director (2009-2010), Secretary
                                              (2002-2010), Executive Vice President (2002-2006); Rydex
                                              Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director
                                              (2008-2010), Chief Investment Officer (2006-2010),
                                              President (2004-2010); Secretary (2002-2010); Rydex
                                              Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director
                                              (2008-2010), Chief Investment Officer (2006-2010),
                                              President (2004-2010), Secretary (2002-2010); Rydex
                                              Capital Partners, LLC, (President & Secretary 2003-2007);
                                              Rydex Capital Partners II, LLC, (2003-2007); Rydex
                                              Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary
                                              2005-2008), Executive Vice President (2005-2006);
                                              Advisor Research Center, Inc., Secretary (2006-2009),
                                              Executive Vice President (2006); and Rydex Specialized
                                              Products, LLC, Secretary (2005-2008).
-------------------------------------------------------------------------------------------------------------------------
Nick Bonos (47)      Vice President and       Current: Senior Vice President, Security Investors, LLC;          179
                     Treasurer from 2003 to   Chief Executive Officer & Manager, Rydex Specialized
                     present.                 Products, LLC; Chief Executive Officer & President,
                                              Rydex Fund Services, LLC; Vice President, Rydex
                                              Holdings, LLC; Treasurer, SBL Fund; Security Equity
                                              Fund; Security Income Fund; Security Large Cap Value
                                              Fund & Security Mid Cap Growth Fund; and Vice
                                              President, Security Benefit Asset Management Holdings,
                                              LLC.

                                              Previous: Security Global Investors, LLC, Senior Vice
                                              President (2010-2011); Rydex Advisors, LLC (f/k/a
                                              PADCO Advisors, Inc.) Senior Vice President (2006-2011);
                                              Rydex Fund Services, LLC (f/k/a Rydex Fund Services,
                                              Inc.), Director (2009) & Senior Vice President (2003-2006);
                                              and Rydex Specialized Products, LLC, Chief Financial
                                              Officer (2005-2009).
-------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney    Chief Compliance         Current: Chief Compliance Officer & Secretary, SBL Fund;          179
(45)                 Officer from 2004 to     Security Equity Fund; Security Income Fund; Security
                     present; and Secretary   Large Cap Value Fund & Security Mid Cap Growth Fund;
                     from 2003 to present.    Vice President, Rydex Holdings, LLC; Vice President,
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                     POSITION(S) HELD WITH                                                                     FUND
   NAME, ADDRESS      THE TRUST, TERM OF                                                                      COMPLEX
     AND AGE OF      OFFICE AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN
   TRUSTEE/OFFICER        TIME SERVED                             DURING PAST 5 YEARS                       BY OFFICER
-------------------------------------------------------------------------------------------------------------------------
                                              Security Benefit Asset Management Holdings, LLC; and
                                              Senior Vice President & Chief Compliance Officer,
                                              Security Investors, LLC

                                              Previous: Security Global Investors, LLC, Senior Vice
                                              President (2010-2011); Rydex Advisors, LLC (f/k/a
                                              PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a
                                              PADCO Advisors II, Inc.), Chief Compliance Officer and
                                              Senior Vice President (2010-2011); Rydex Capital Partners
                                              I, LLC & Rydex Capital Partners II, LLC, Chief
                                              Compliance Officer (2006-2007); and Rydex Fund
                                              Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice
                                              President (2001-2006).
-------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (44)    Assistant Treasurer     Current: Assistant Treasurer, SBL Fund; Security Equity           179
                      from 2006 to present.   Fund; Security Income Fund; Security Large Cap Value
                                              Fund & Security Mid Cap Growth Fund; Vice President,
                                              Security Investors, LLC; and Chief Financial Officer &
                                              Manager, Rydex Specialized Products, LLC.

                                              Previous: Security Global Investors, LLC, Vice President
                                              (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO
                                              Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO
                                              Advisors II, Inc.), Vice President (2004-2011).
-------------------------------------------------------------------------------------------------------------------------
Keith Fletcher (53)   Vice President from     Current: Senior Vice President, Security Investors, LLC;          179
                      2009 to present         Vice President, Rydex Holdings, LLC; Vice President,
                                              Rydex Specialized Products, LLC; Vice President, Rydex
                                              Distributors, LLC; Vice President, Rydex Fund Services,
                                              LLC; Vice President and Director, Advisor Research
                                              Center, Inc.; and Vice President, SBL Fund; Security Equity
                                              Fund; Security Income Fund; Security Large Cap Value
                                              Fund & Security Mid Cap Growth Fund.

                                              Previous: Security Global Investors, LLC, Vice President
                                              (2010-2011); Rydex Advisors, LLC (f/ka/ PADCO
                                              Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO
                                              Advisors II, Inc.), Vice President (2009-2011); Lyster
                                              Watson and Company, Managing Director (2007-2008);
                                              and Fletcher Financial Group, Inc., Chief Executive Officer
                                              (2004-2007).
-------------------------------------------------------------------------------------------------------------------------
Amy Lee (50)          Vice President and      Current: Senior Vice President & Secretary, Security              179
                      Assistant Secretary     Investors, LLC; Secretary & Chief Compliance Officer,
                      from 2009 to present    Security Distributors, Inc.; Vice President, Associate
                                              General Counsel & Assistant Secretary, Security Benefit
                                              Life Insurance Company and Security Benefit Corporation;
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                     POSITION(S) HELD WITH                                                                     FUND
   NAME, ADDRESS      THE TRUST, TERM OF                                                                      COMPLEX
     AND AGE OF      OFFICE AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN
   TRUSTEE/OFFICER        TIME SERVED                             DURING PAST 5 YEARS                       BY OFFICER
-------------------------------------------------------------------------------------------------------------------------
                                              Associate General Counsel, First Security Benefit Life
                                              Insurance and Annuity of New York; Vice President &
                                              Secretary, SBL Fund; Security Equity Fund; Security
                                              Income Fund; Security Large Cap Value Fund & Security
                                              Mid Cap Growth Fund; Vice President & Secretary, Rydex
                                              Holdings, LLC Secretary, Advisor Research Center, Inc.,
                                              Rydex Specialized Products, LLC, Rydex Distributors,
                                              LLC and Rydex Fund Services, LLC; and Assistant
                                              Secretary, Security Benefit Clinic and Hospital

                                              Previous: Security Global Investors, LLC, Senior Vice
                                              President & Secretary (2007-2011); Rydex Advisors, LLC
                                              (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC
                                              (f/k/a PADCO Advisors II, Inc.), Senior Vice President &
                                              Secretary (2010-2011); and Brecek & Young Advisors,
                                              Inc., Director (2004-2008).
-------------------------------------------------------------------------------------------------------------------------

                      NOMINEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar amount range of each Nominee's beneficial ownership of shares of the Funds and all Funds that the nominee would oversee in the family of funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

--------------------------------------------------------------------------------------------------------------
                                                                                         AGGREGATE DOLLAR
                                                                                      RANGE OF SHARES IN ALL
                                                           DOLLAR RANGE OF FUND         FUNDS OVERSEEN BY
         NAME                    FUND NAME                       SHARES(1)                NOMINEE (1,2)
--------------------------------------------------------------------------------------------------------------
                                       INTERESTED NOMINEES
--------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia             None                            None                        None
--------------------------------------------------------------------------------------------------------------
Richard Goldman                    None                            None                        None
--------------------------------------------------------------------------------------------------------------
                                      INDEPENDENT NOMINEES
--------------------------------------------------------------------------------------------------------------
Corey A. Colehour                  None                            None                 $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                  None                            None                 $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------
John O. Demaret                    None                            None                    Over $100,000
--------------------------------------------------------------------------------------------------------------
Thomas F. Lydon, Jr.               None                            None                        None
--------------------------------------------------------------------------------------------------------------
Werner E. Keller                   None                            None                    Over $100,000
--------------------------------------------------------------------------------------------------------------
Patrick T. McCarville              None                            None                 $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------
Roger J. Somers                    None                            None                    Over $100,000
--------------------------------------------------------------------------------------------------------------

   1   Information provided is as of December 31, 2010.

   2 Includes the Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund, as applicable.

     None of the nominees who would be Independent Trustees or their immediate family members had any interest in the Investment Adviser or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing the in the Nominee's household and dependents of the Nominee.

     As of October 13, 2011, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

                               BOARD COMPENSATION

The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2010.

---------------------------------------------------------------------------------------------------------------
                                                          PENSION OR
                                                          RETIREMENT           ESTIMATED            TOTAL
                                   AGGREGATE          BENEFITS ACCRUED          ANNUAL           COMPENSATION
                                 COMPENSATION         AS PART OF TRUST'S     BENEFITS UPON        FROM FUND
     NAME OF TRUSTEE              FROM TRUST              EXPENSES            RETIREMENT          COMPLEX *
---------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------
 Richard Goldman**                     $0                   $0                    $0                 $0
---------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
 Corey A. Colehour                  $107,500                $0                    $0              $183,000
---------------------------------------------------------------------------------------------------------------
 J. Kenneth Dalton                  $115,000                $0                    $0              $194,500
---------------------------------------------------------------------------------------------------------------
 John O. Demaret                    $130,000                $0                    $0              $220,500
---------------------------------------------------------------------------------------------------------------
 Werner E. Keller                   $111,250                $0                    $0              $188,750
---------------------------------------------------------------------------------------------------------------
 Thomas F. Lydon                    $107,500                $0                    $0              $183,000
---------------------------------------------------------------------------------------------------------------
 Patrick T. McCarville              $107,500                $0                    $0              $183,000
---------------------------------------------------------------------------------------------------------------
 Roger J. Somers                    $107,500                $0                    $0              $170,000
---------------------------------------------------------------------------------------------------------------

 * Represents total compensation for service as Trustee of the Includes the Trust, Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds.

 ** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

                      COMMITTEES AND MEETINGS OF THE BOARD

     The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board held 4 regular meetings, and 4 special meetings, during the Trust's most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Trust currently does not have a policy with respect to Trustees' attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Trust's offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the following standing committees:

     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four times in the most recently completed fiscal year.

     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met once.

     NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board, attached hereto as Appendix H. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met once. Additional information regarding the Nominating Committee may be found in the charter of the Nominating Committee.

     RISK OVERSIGHT COMMITTEE. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. For the most recently completed Trust fiscal year, the Risk Oversight Committee met three times.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Ernst & Young LLP ("Ernst & Young") has been selected as independent auditors of the Trust for the current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Certain information concerning the fees and services provided by Ernst & Young to the Trust and to the Investment Adviser and its affiliates for the two most recently completed fiscal years of the Trust is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young's independence each year. For the fiscal years ended October 31, 2010 and October 31, 2009, none of the services provided to the Trust or described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

     AUDIT FEES. The aggregate audit fees billed by Ernst & Young for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2010 and October 31, 2009 were $266,000 and $391,150, respectively.

     AUDIT-RELATED FEES. There were no fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Trust's financial statements (and not reported above) for the fiscal years ended October 31, 2010 and October 31, 2009.

     TAX FEES. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2010 and October 31, 2009 were $76,250 and $100,750, respectively.

     ALL OTHER FEES. There were no fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above for the fiscal years ended October 31, 2010 and October 31, 2009.

     AGGREGATE NON-AUDIT FEES. There were no non-audit fees fees billed by Ernst & Young for the fiscal years ended October 31, 2010 and October 31, 2009.

                       BOARD RECOMMENDATION ON PROPOSAL 2

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE
                            ELECTION OF EACH NOMINEE

         PROPOSAL 3--THE APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT
                            WITH RESPECT TO ALL FUNDS

      The Board has approved a "manager of managers" arrangement for the Funds and voted to recommend its approval to the Fund's shareholders. The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund's shareholders under the 1940 Act. The SEC has previously issued an order permitting the Investment Adviser, for a fund for which it serves as investment adviser, to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval (the "Manager of Managers Order").

      Each Fund may rely upon the Manager of Managers Order only if, among other things, the Fund's shareholders have approved the arrangement. Shareholders of each Fund are therefore being asked to approve the manager of managers arrangement to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without approval by shareholders. The manager of managers arrangement has previously been implemented by other funds managed by the Investment Adviser.

                        "MANAGER OF MANAGERS" ARRANGEMENT

     On January 12, 2000, the SEC issued the Manager of Managers Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Investment Adviser anticipates that this relief would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

     The Investment Adviser believes that the Manager of Managers Order would enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or material amendments to sub-advisory agreements with sub-advisers that are not affiliated with the Investment Adviser.

     The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the Fund's sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund's sub-adviser(s) comply with the relevant Fund's investment objectives, policies, and restrictions.

                       CONDITIONS OF THE EXEMPTIVE RELIEF

     Under the terms of the Manager of Managers Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with an affiliated sub-adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

     In order to rely on the Manager of Managers Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund's shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Manager of Managers Order must disclose in its prospectus the existence, substance and effect of the Manager of Managers Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

     If shareholders of a Fund do not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement.

     BOARD CONSIDERATIONS IN APPROVING THE "MANAGER OF MANAGERS" ARRANGEMENT

     In determining whether to approve a "manager of managers" arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

     The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the manager of managers arrangement, and would evaluate and consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 3 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

     The Board concluded that it is appropriate and in the interests of the Fund's shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

                       BOARD RECOMMENDATION ON PROPOSAL 3

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 3

                                 OTHER BUSINESS

     The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

       ADMINISTRATOR, PRINCIPAL UNDERWRITER, CUSTODIAN AND TRANSFER AGENT

     The principal underwriter/distributor of the Trust is Rydex Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Adviser because it is commonly held with the Investment Adviser (and will remain under common control after the Transaction). State Street Bank and Trust Company, located at P.O. Box 5049, Boston, Massachusetts 02206, serves as the Funds' administrator, custodian and transfer agent. Information regarding the fees paid by each Fund to the Distributor during the previous fiscal year is provided in Appendix C.

     The Transaction would affect the control of the Distributor because it is commonly held with the Investment Adviser. However, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor to each Fund due to the change in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

     During the Funds' most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

     Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

                               VOTING INFORMATION

     PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about October 13, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

     COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Guggenheim Capital or its affiliates, and not the Funds. The estimated cost of retaining The Altman Group is approximately $467,834.

     SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on October 13, 2011 will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of the Trust's shares entitled to vote on a Proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposals 1 and 3, abstentions and broker non-votes will effectively be a vote against those Proposals. Abstentions and broker non-votes will have no effect on Proposal 2, for which the required vote is a plurality of the Trust's shares voting.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" a Proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such a Proposal, against such an adjournment.

     Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix F, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix G.

     The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

     In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY

TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

     REQUIRED VOTE. Approval of Proposals 1 and 3 require the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. With respect to Proposal 2, a plurality of the Trust's shares voting is required to elect a Trustee.

     The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, the Current Investment Advisory Agreements will terminate and, subject to shareholder approval, the New Investment Advisory Agreements will go into effect. As a result, if for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

     If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options, as previously discussed. If the nominees are not elected, the current Trustees will continue their current terms. New Trustees could be appointed in compliance with applicable law. With respect to Proposal 3, should shareholders of a Fund not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of an unaffiliated sub-adviser of the Fund or any material changes to a sub-advisory agreements.

     SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

     The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex ETF Trust, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                       By Order of the Board of Trustees,

                                       Richard M. Goldman
                                       President

                                   APPENDIX A

                  CORPORATE STRUCTURE OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each parent company of the Investment Adviser, and the basis of each parent company's control of the Investment Adviser as of September 20, 2011.

The Investment Adviser is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC ("Guggenheim Partners"). Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital. Following the Transaction, the Investment Adviser will be an indirect wholly-owned subsidiary of Guggenheim Capital.

                                   APPENDIX B

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX ETF TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.      THE ADVISER'S SERVICES.

             (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

             (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

             (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

             (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

     The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940

Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

             (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

             (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

             (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

             (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4.      BROKERAGE.

             (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

             (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

             (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

             (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     Notwithstanding the foregoing paragraph, with respect to the ETFs launched after August 27, 2007, the Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses of the Independent Trustees (including any Trustee's counsel fees), extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     7.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

             (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

             (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

             (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

             (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

             (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

             (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

             (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

             (h)    Representations. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12.    DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each

     Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13.     CERTAIN DEFINITIONS. For the purposes of this Agreement:

             (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

             (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                  RYDEX ETF TRUST, on behalf of each Fund
                                  listed on Schedule A

                                  By:    ------------------------------------
                                         Name:      Richard M. Goldman
                                         Title:     President

                                  SECURITY INVESTORS, LLC

                                  By:    ------------------------------------
                                         Name:      Richard M. Goldman
                                         Title:     Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                         DATED __________, 2011 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                             SECURITY INVESTORS, LLC

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                         RATE*              LAUNCH DATE
--------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Equal Weight ETF                                               0.40%               04-24-2003
Rydex Russell Top 50(R) ETF                                                  0.20%               05-04-2005
Rydex S&P 500 Pure Growth ETF                                                0.35%               03-01-2006
Rydex S&P 500 Pure Value ETF                                                 0.35%               03-01-2006
Rydex S&P MidCap 400 Pure Growth ETF                                         0.35%               03-01-2006
Rydex S&P MidCap 400 Pure Value ETF                                          0.35%               03-01-2006
Rydex S&P SmallCap 600 Pure Growth ETF                                       0.35%               03-01-2006
Rydex S&P SmallCap 600 Pure Value ETF                                        0.35%               03-01-2006
Rydex S&P 500 Equal Weight Consumer Discretionary ETF                        0.50%               11-02-2006
Rydex S&P 500 Equal Weight Consumer Staples ETF                              0.50%               11-02-2006
Rydex S&P 500 Equal Weight Energy ETF                                        0.50%               11-02-2006
Rydex S&P 500 Equal Weight Financials ETF                                    0.50%               11-02-2006
Rydex S&P 500 Equal Weight Health Care ETF                                   0.50%               11-02-2006
Rydex S&P 500 Equal Weight Industrials ETF                                   0.50%               11-02-2006
Rydex S&P 500 Equal Weight Materials ETF                                     0.50%               11-02-2006
Rydex S&P 500 Equal Weight Technology ETF                                    0.50%               11-02-2006
Rydex S&P 500 Equal Weight Utilities ETF                                     0.50%               11-02-2006
Rydex 2x S&P 500 ETF                                                         0.70%               11-05-2007
Rydex Inverse 2x S&P 500 ETF                                                 0.70%               11-05-2007
Rydex Russell MidCap Equal Weight ETF                                        0.40%                11-29-10
Rydex Russell 1000(R) Equal Weight ETF                                       0.40%                11-29-10
Rydex Russell 2000(R) Equal Weight ETF                                       0.40%                11-29-10
Rydex MSCI EAFE Equal Weight ETF                                             0.55%                11-29-10
Rydex MSCI Emerging Markets Equal Weight ETF                                 0.70%                11-29-10
Rydex MSCI ACWI Equal Weight ETF                                             0.20%                  **
Rydex Russell BRIC Equal Weight ETF                                          0.55%                  **
Rydex Russell Greater China Large Cap Equal Weight ETF                       0.55%                  **
Rydex S&P MidCap 400 Equal Weight ETF                                        0.40%                  **
Rydex S&P SmallCap 600 Equal Weight ETF                                      0.40%                  **

* With respect to the ETFs launched after August 27, 2007, as noted in the table above, the Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses of the Independent Trustees (including any Trustee's counsel fees), extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

**  Denotes ETFs that have not yet commenced operations.

                                   APPENDIX C

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
              AGREEMENT AND FEES PAID TO THE INVESTMENT ADVISER AND
                                   AFFILIATES

     Security Investors, LLC (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex ETF Trust ("RET") pursuant to an investment advisory agreement between RET, on behalf of its Funds, and the Investment Adviser made August 1, 2010, as amended. State Street Bank and Trust Company serves as the administrator, custodian and transfer agent and Rydex Distributors, LLC (the "Distributor") serves as principal underwriter to the Funds. The table below provides the following information:

     (i) the date on which a Fund's shareholders last approved the Fund's investment advisory agreement;

     (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets; and

     (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's most recently completed fiscal year (ended October 31, 2010 for all RET Funds).

     As part of its agreement with RET, the Investment Adviser has contractually agreed to pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.

     Each Fund has adopted a distribution plan pursuant to which the Distributor, or designated service providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 under the Investment Company Act of 1940. However, no distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2012. For the fiscal year ended October 31, 2010, the Funds did not pay the Distributor any distribution fees for services provided pursuant to the terms of the distribution plan of the Funds or any brokerage commissions.

--------------------------------------------------------------------------------------------------------------------
                                                            DATE OF LAST
                                                             SHAREHOLDER       MANAGEMENT      MANAGEMENT FEES PAID
SERIES NAME                                                   APPROVAL            FEES         TO INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Equal Weight ETF                                7/29/2010           0.40%            $   7,732,992
Rydex Russell Top 50(R) ETF                                   7/29/2010           0.20%            $     661,522
Rydex S&P 500 Pure Growth ETF                                 7/29/2010           0.35%            $     261,394
Rydex S&P 500 Pure Value ETF                                  7/29/2010           0.35%            $     221,815
Rydex S&P MidCap 400 Pure Growth ETF                          7/29/2010           0.35%            $     584,349

--------------------------------------------------------------------------------------------------------------------
                                                            DATE OF LAST
                                                             SHAREHOLDER       MANAGEMENT      MANAGEMENT FEES PAID
SERIES NAME                                                   APPROVAL            FEES         TO INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------
Rydex S&P MidCap 400 Pure Value ETF                           7/29/2010           0.35%            $     154,809
Rydex S&P SmallCap 600 Pure Growth ETF                        7/29/2010           0.35%            $      87,563
Rydex S&P SmallCap 600 Pure Value ETF                         7/29/2010           0.35%            $     390,528
Rydex S&P 500 Equal Weight Consumer Discretionary ETF         7/29/2010           0.50%            $     127,244
Rydex S&P 500 Equal Weight Consumer Staples ETF               7/29/2010           0.50%            $      57,583
Rydex S&P 500 Equal Weight Energy ETF                         7/29/2010           0.50%            $      77,506
Rydex S&P 500 Equal Weight Financials ETF                     7/29/2010           0.50%            $      57,069
Rydex S&P 500 Equal Weight Health Care ETF                    7/29/2010           0.50%            $     344,028
Rydex S&P 500 Equal Weight Industrials ETF                    7/29/2010           0.50%            $     154,258
Rydex S&P 500 Equal Weight Materials ETF                      7/29/2010           0.50%            $     175,520
Rydex S&P 500 Equal Weight Technology ETF                     7/29/2010           0.50%            $     420,958
Rydex S&P 500 Equal Weight Utilities ETF                      7/29/2010           0.50%            $      60,169
Rydex 2x S&P 500 ETF                                          7/29/2010           0.70%            $     669,299
Rydex Inverse 2x S&P 500 ETF                                  7/29/2010           0.70%            $     672,201
Rydex Russell 1000 Equal Weight ETF                           8/25/2010           0.40%            *
Rydex Russell 2000 Equal Weight ETF                           8/25/2010           0.40%            *
Rydex Russell MidCap Equal Weight ETF                         8/25/2010           0.40%            *
Rydex MSCI EAFE Equal Weight ETF                              8/25/2010           0.55%            *
Rydex MSCI Emerging Markets Equal Weight ETF                  8/25/2010           0.70%            *
Rydex MSCI ACWI Equal Weight ETF                              8/25/2010           0.20%            *
Rydex S&P MidCap 400 Equal Weight ETF                         5/25/2011           0.40%            *
Rydex S&P SmallCap 600 Equal Weight ETF                       5/25/2011           0.40%            *

*   Not in operation for the period indicated.

                                   APPENDIX D

                         TRUSTEES/MANAGERS AND OFFICERS
                            OF THE INVESTMENT ADVISER

MEMBER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICERS OF SECURITY INVESTORS, LLC The business address of the member representative and principal executive officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

          NAME               POSITION HELD WITH                            OTHER PRINCIPAL
                           SECURITY INVESTORS, LLC                       OCCUPATION/POSITION
------------------------------------------------------------------------------------------------------------
Richard M. Goldman    President, Chief Executive Officer   Senior Vice President, Security Benefit
                      and Member Representative            Corporation; CEO, Security Benefit Asset
                                                           Management Holdings, LLC; CEO, President
                                                           and Manager Representative, Security Investors,
                                                           LLC; CEO and Manager, Rydex Holdings, LLC;
                                                           CEO, President, and Manager, Rydex
                                                           Distributors, LLC; Manager, Rydex Fund
                                                           Services, LLC; President and Trustee, Rydex
                                                           Series Funds, Rydex ETF Trust, Rydex Dynamic
                                                           Funds and Rydex Variable Trust; and President,
                                                           Director and Chairman of the Board, Security
                                                           Equity Fund, Security Income Fund, Security
                                                           Large Cap Value Fund, Security Mid Cap Growth
                                                           Fund and SBL Fund

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC. The business address of each of the following persons is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

         NAME          POSITION HELD WITH THE FUNDS         POSITION HELD WITH SECURITY INVESTORS, LLC
------------------------------------------------------------------------------------------------------------
Richard M. Goldman    Trustee and President                President, Chief Executive Officer and Member
                                                           Representative

Michael P. Byrum      Vice President                       Senior Vice President

Nick Bonos            Vice President and Treasurer         Senior Vice President

Joanna M. Haigney     Chief Compliance Officer and         Senior Vice President and Chief Compliance
                      Secretary                            Officer

Joseph Arruda         Assistant Treasurer                  Vice President

Keith Fletcher        Vice President                       Senior Vice President

Amy Lee               Vice President and Assistant         Senior Vice President and Secretary
                      Secretary

                                   APPENDIX E

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC

     Each of the tables below lists the names of mutual funds advised by Security Investors, LLC (the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of April 30, 2011 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

     Unlike the mutual funds to which the Funds are compared, the Investment Adviser has contractually agreed to pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees counsel fees), and extraordinary expenses.

                                                                                 ANNUAL
                                                                          COMPENSATION TO THE
                                                                          INVESTMENT ADVISER
                                                                           (AS A PERCENTAGE OF
NAME(S) OF FUND(S) SUBJECT TO THE PROXY STATEMENT                           AVERAGE DAILY NET     NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives                                  ASSETS)        (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------
RYDEX S&P 500 EQUAL WEIGHT ETF, A SERIES OF RYDEX ETF TRUST                      0.40%            $ 3,243.26
None                                                                              N/A                 N/A

RYDEX RUSSELL TOP 50(R) ETF, A SERIES OF RYDEX ETF TRUST                         0.20%            $   384.04
None                                                                              N/A                 N/A

RYDEX S&P 500 PURE GROWTH ETF, A SERIES OF RYDEX ETF TRUST                       0.35%            $   264.65
S&P 500 Pure Growth Fund, a series of Rydex Series Funds                         0.75%            $    47.33
S&P 500 Pure Growth Fund, a series of Rydex Variable Trust                       0.75%            $    58.57

RYDEX S&P 500 PURE VALUE ETF, A SERIES OF RYDEX ETF TRUST                        0.35%            $   112.93
S&P 500 Pure Value Fund, a series of Rydex Series Funds                          0.75%            $    58.06
S&P 500 Pure Value Fund, a series of Rydex Variable Trust                        0.75%            $    41.06

RYDEX S&P MIDCAP 400 PURE GROWTH ETF, A SERIES OF RYDEX ETF TRUST                0.35%            $   670.63
S&P MidCap 400 Pure Growth Fund, a series of Rydex Series Funds                  0.75%            $   286.18
S&P MidCap 400 Pure Growth Fund, a series of Rydex Variable Trust                0.75%            $    61.75

RYDEX S&P MIDCAP 400 PURE VALUE ETF, A SERIES OF RYDEX ETF TRUST                 0.35%            $    60.16
S&P MidCap 400 Pure Value Fund, a series of Rydex Series Funds                   0.75%            $    61.56
S&P MidCap 400 Pure Value Fund, a series of Rydex Variable Trust                 0.75%            $    24.09

                                                                                 ANNUAL
                                                                          COMPENSATION TO THE
                                                                          INVESTMENT ADVISER
                                                                           (AS A PERCENTAGE OF
NAME(S) OF FUND(S) SUBJECT TO THE PROXY STATEMENT                           AVERAGE DAILY NET     NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives                                  ASSETS)        (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------
RYDEX S&P SMALLCAP 600 PURE GROWTH ETF, A SERIES OF RYDEX ETF TRUST             0.35%               $  35.19
S&P SmallCap 600 Pure Growth Fund, a series of Rydex Series Funds               0.75%               $ 145.49
S&P SmallCap 600 Pure Growth Fund, a series of Rydex Variable Trust             0.75%               $  32.10

RYDEX S&P SMALLCAP 600 PURE VALUE ETF, A SERIES OF RYDEX ETF TRUST              0.35%               $  90.18
S&P SmallCap 600 Pure Value Fund, a series of Rydex Series Funds                0.75%               $  26.90
S&P SmallCap 600 Pure Value Fund, a series of Rydex Variable Trust              0.75%               $  17.31

RYDEX S&P 500 EQUAL WEIGHT CONSUMER DISCRETIONARY ETF, A SERIES
OF RYDEX ETF TRUST                                                              0.50%                  25.10
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT CONSUMER STAPLES ETF, A SERIES OF RYDEX
ETF TRUST                                                                       0.50%                  18.92
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT ENERGY ETF, A SERIES OF RYDEX ETF TRUST              0.50%               $ 124.07
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT FINANCIALS ETF, A SERIES OF RYDEX ETF TRUST          0.50%               $  19.12
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT HEALTH CARE ETF, A SERIES OF RYDEX ETF TRUST         0.50%               $  54.12
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT INDUSTRIALS ETF, A SERIES OF RYDEX ETF TRUST         0.50%               $  50.29
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT MATERIALS ETF, A SERIES OF RYDEX ETF TRUST           0.50%               $  50.93
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT TECHNOLOGY ETF, A SERIES OF RYDEX ETF TRUST          0.50%               $ 144.41
None                                                                             N/A                    N/A

RYDEX S&P 500 EQUAL WEIGHT UTILITIES ETF, A SERIES OF RYDEX ETF TRUST           0.50%               $  24.50
None                                                                             N/A                    N/A

                                                                          ANNUAL
                                                                   COMPENSATION TO THE
                                                                   INVESTMENT ADVISER
                                                                    (AS A PERCENTAGE OF
NAME(S) OF FUND(S) SUBJECT TO THE PROXY STATEMENT                    AVERAGE DAILY NET     NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives                           ASSETS)        (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------
RYDEX 2X S&P 500 ETF, A SERIES OF RYDEX ETF TRUST                         0.70%             $ 94.29
S&P 500 2x Strategy Fund, a series of Rydex Dynamic Funds                 0.90%             $ 151.74
S&P 500 2x Strategy Fund, a series of Rydex Variable Trust                0.90%             $ 23.55

RYDEX INVERSE 2X S&P 500 ETF, A SERIES OF RYDEX ETF TRUST                 0.70%             $ 51.05
Inverse S&P 500 2x Strategy Fund, a series of Rydex Dynamic Funds         0.90%             $ 151.74

RYDEX RUSSELL 1000(R) EQUAL WEIGHT ETF                                    0.40%              $10.37
None

RYDEX RUSSELL 2000(R) EQUAL WEIGHT ETF                                    0.40%              $15.53
None

RYDEX RUSSELL MIDCAP EQUAL WEIGHT ETF                                     0.40%              $12.20
None

RYDEX MSCI EAFE EQUAL WEIGHT ETF                                          0.55%              $26.81
None

RYDEX MSCI EMERGING MARKETS EQUAL WEIGHT ETF                              0.70%              $21.19
None

RYDEX MSCI ACWI EQUAL WEIGHT ETF                                          0.20%              $6.47
None

RYDEX S&P MIDCAP 400 EQUAL WEIGHT ETF                                     0.40%              None
None

RYDEX S&P SMALLCAP 600 EQUAL WEIGHT ETF                                   0.40%              None
None

     The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated.

                                   APPENDIX F
                               OUTSTANDING SHARES

     As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

                                 RYDEX ETF TRUST
----------------------------------------------------------------------------------------------
FUND                                                                       SHARES OUTSTANDING
----------------------------------------------------------------------------------------------
Rydex S&P 500 Equal Weight ETF                                                 51,708,863
Rydex Russell Top 50(R) ETF                                                     4,900,785
Rydex S&P 500 Pure Growth ETF                                                   6,400,299
Rydex S&P 500 Pure Value ETF                                                    2,952,836
Rydex S&P MidCap 400 Pure Growth ETF                                            6,950,021
Rydex S&P MidCap 400 Pure Value ETF                                             1,200,499
Rydex S&P SmallCap 600 Pure Growth ETF                                            750,004
Rydex S&P SmallCap 600 Pure Value ETF                                           1,750,040
Rydex S&P 500 Equal Weight Consumer Discretionary ETF                             500,000
Rydex S&P 500 Equal Weight Consumer Staples ETF                                   500,000
Rydex S&P 500 Equal Weight Energy ETF                                             600,005
Rydex S&P 500 Equal Weight Financials ETF                                         700,000
Rydex S&P 500 Equal Weight Health Care ETF                                        900,000
Rydex S&P 500 Equal Weight Industrials ETF                                        350,000
Rydex S&P 500 Equal Weight Materials ETF                                          650,000
Rydex S&P 500 Equal Weight Technology ETF                                       2,150,000
Rydex S&P 500 Equal Weight Utilities ETF                                          600,000
Rydex 2x S&P 500 ETF                                                            2,000,002
Rydex Inverse 2x S&P 500 ETF                                                    1,750,000
Rydex Russell 1000(R) Equal Weight ETF                                            800,000
Rydex Russell 2000(R) Equal Weight ETF                                            700,000
Rydex Russell MidCap Equal Weight ETF                                           1,700,000
Rydex MSCI EAFE Equal Weight ETF                                                  400,000
Rydex MSCI Emerging Markets Equal Weight ETF                                      500,000
Rydex MSCI ACWI Equal Weight ETF                                                  150,000
Rydex S&P MidCap 400 Equal Weight ETF                                             100,000
Rydex S&P SmallCap 600 Equal Weight ETF                                           200,000

                                   APPENDIX G

                 BENEFICIAL OWNERS OF MORE THAN 5% OF EACH FUND

     As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund's outstanding securities:

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Equal Weight ETF                          CHARLES SCHWAB                  8,812,205        17.04%
                                                        211 Main Street
                                                        San Francisco, CA 94105
                                                        NFS LLC                         5,385,215        10.41%
                                                        200 Seaport Blvd
                                                        Boston, MA 02210
                                                        FIRST CLEARING                  4,345,552         8.40%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63103
                                                        CITIGROUP                       3,354,239         6.49%
                                                        388 Greenwich Street
                                                        New York, NY 10013
                                                        ML SFKPG                        3,351,398         6.48%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08854
                                                        PERSHING                        3,062,173         5.92%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07399
                                                        TD AMERITRADE                   2,717,402         5.26%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68005
                                                        UBS FINANCIAL                   2,652,971         5.13%
                                                        1200 Harbor Blvd
                                                        Weehawken, NJ 07086

Rydex Russell Top 50(R) ETF                             ML SFKPG                        1,328,856        27.12%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08855
                                                        FIRST CLEARING                    990,359        20.21%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63104
                                                        CHARLES SCHWAB                    455,662         9.30%
                                                        211 Main Street
                                                        San Francisco, CA 94106
                                                        JP MORGAN CHASE BANK NA           387,325         7.90%
                                                        14201 Dallas Parkway
                                                        Chase International Plaza
                                                        Dallas, TX 75254
                                                        NFS LLC                           299,565         6.11%
                                                        200 Seaport Blvd
                                                        Boston, MA 02211

Rydex S&P 500 Pure Growth ETF                           CHARLES SCHWAB                    904,344        14.13%
                                                        211 Main Street
                                                        San Francisco, CA 94108
                                                        NFS LLC                           789,436        12.33%
                                                        200 Seaport Blvd
                                                        Boston, MA 02213

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        FIRST CLEARING                    652,248        10.19%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63106
                                                        ML SFKPG                          448,560         7.01%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08856
                                                        CITIGROUP                         421,591         6.59%
                                                        388 Greenwich Street
                                                        New York, NY 10015
                                                        TD AMERITRADE                     396,359         6.19%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68007
                                                        MORGAN KEEGAN                     392,044         6.13%
                                                        50 Front Street
                                                        Morgan Keegan Tower
                                                        Memphis, TN 38103
                                                        MORGAN STANLEY SMITH              341,193         5.33%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10577

Rydex S&P 500 Pure Value ETF                            CHARLES SCHWAB                    410,858        13.91%
                                                        211 Main Street
                                                        San Francisco, CA 94107
                                                        NFS LLC                           377,549        12.79%
                                                        200 Seaport Blvd
                                                        Boston, MA 02212
                                                        TD AMERITRADE                     312,476        10.58%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68006
                                                        CITIGROUP                         300,591        10.18%
                                                        388 Greenwich Street
                                                        New York, NY 10014
                                                        MERRILL LYNCH                     233,883         7.92%
                                                        One Bryant Park
                                                        New York, NY 10036
                                                        FIRST CLEARING                    216,401         7.33%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63105
                                                        RBC CAPITAL MARKETS               207,696         7.03%
                                                        One Liberty Plaza
                                                        New York, NY 10006

Rydex S&P MidCap 400 Pure Growth ETF                    NFS LLC                         1,180,038        16.98%
                                                        200 Seaport Blvd
                                                        Boston, MA 02220
                                                        CHARLES SCHWAB                  1,103,310        15.87%
                                                        211 Main Street
                                                        San Francisco, CA 94112
                                                        TD AMERITRADE                     729,151        10.49%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68011

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        FIRST CLEARING                    448,002         6.45%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63108
                                                        US BANK NA                        373,714         5.38%
                                                        800 Nicollet Mall
                                                        Minneapolis, MN 55402

Rydex S&P MidCap 400 Pure Value ETF                     NFS LLC                           250,546        20.87%
                                                        200 Seaport Blvd
                                                        Boston, MA 02214
                                                        CHARLES SCHWAB                    136,539        11.37%
                                                        211 Main Street
                                                        San Francisco, CA 94109
                                                        CITIGROUP                         129,202        10.76%
                                                        388 Greenwich Street
                                                        New York, NY 10016
                                                        MERRILL LYNCH                     126,807        10.56%
                                                        One Bryant Park
                                                        New York, NY 10038
                                                        FIRST CLEARING                     74,569         6.21%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63107
                                                        PERSHING                           72,363         6.03%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07400
                                                        ML SFKPG                           63,853         5.32%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08857
                                                        TD AMERITRADE                      62,102         5.17%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68008

Rydex S&P SmallCap 600 Pure Growth ETF                  FIRST CLEARING                     84,707        11.29%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63111
                                                        NFS LLC                            76,264        10.17%
                                                        200 Seaport Blvd
                                                        Boston, MA 02225
                                                        RBC CAPITAL MARKETS                70,410         9.39%
                                                        One Liberty Plaza
                                                        New York, NY 10008
                                                        CHARLES SCHWAB                     52,412         6.99%
                                                        211 Main Street
                                                        San Francisco, CA 94117
                                                        PERSHING                           48,754         6.50%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07405
                                                        UBS SECURITIES LLC                 48,515         6.47%
                                                        677 Washington Blvd
                                                        Stamford, CT 06901

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        TIMBER HILL LLC                    47,980         6.40%
                                                        One Pickwick Plaza, Suite 200
                                                        Greenwich, CT 06831
                                                        MERRILL LYNCH                      47,765         6.37%
                                                        One Bryant Park
                                                        New York, NY 10044

Rydex S&P SmallCap 600 Pure Value ETF                   TD AMERITRADE                     311,276        17.79%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68012
                                                        NFS LLC                           283,555        16.20%
                                                        200 Seaport Blvd
                                                        Boston, MA 02221
                                                        CHARLES SCHWAB                    214,766        12.27%
                                                        211 Main Street
                                                        San Francisco, CA 94113
                                                        PERSHING                          190,722        10.90%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07403
                                                        FIRST CLEARING                    107,502         6.14%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63109
                                                        VANGUARD                           97,492         5.57%
                                                        100 Vanguard Blvd
                                                        Malvern, PA 19355

Rydex S&P 500 Equal Weight Consumer                     MERRILL LYNCH                     116,485        23.30%
Discretionary ETF                                       One Bryant Park
                                                        New York, NY 10050
                                                        ML SFKPG                           80,638        16.13%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08865
                                                        CITIGROUP                          54,092        10.82%
                                                        388 Greenwich Street
                                                        New York, NY 10020
                                                        GOLDMAN SACHS & CO                 53,447        10.69%
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07304
                                                        FIRST CLEARING                     32,898         6.58%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63117

Rydex S&P 500 Equal Weight Consumer Staples ETF         ML SFKPG                           61,279        12.26%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08864
                                                        CHARLES SCHWAB                     56,894        11.38%
                                                        211 Main Street
                                                        San Francisco, CA 94124
                                                        SSB&T CO                           49,191         9.84%
                                                        53 State Street
                                                        Boston, MA 02111

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        TD AMERITRADE                      40,871         8.17%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68018
                                                        MERRILL LYNCH                      40,189         8.04%
                                                        One Bryant Park
                                                        New York, NY 10049
                                                        NFS LLC                            37,165         7.43%
                                                        200 Seaport Blvd
                                                        Boston, MA 02231
                                                        UBS SECURITIES LLC                 34,223         6.84%
                                                        677 Washington Blvd
                                                        Stamford, CT 06902
                                                        FIRST CLEARING                     28,175         5.64%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63116

Rydex S&P 500 Equal Weight Energy ETF                   GOLDMAN SACHS EXECUTING            89,611        14.94%
                                                        & CLEARING
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07305
                                                        MERRILL LYNCH                      82,044        13.67%
                                                        One Bryant Park
                                                        New York, NY 10048
                                                        CHARLES SCHWAB                     68,037        11.34%
                                                        211 Main Street
                                                        San Francisco, CA 94123
                                                        NFS LLC                            51,015         8.50%
                                                        200 Seaport Blvd
                                                        Boston, MA 02230
                                                        ML SFKPG                           42,992         7.17%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08863
                                                        FIRST CLEARING                     35,406         5.90%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63115
                                                        CITIGROUP                          33,913         5.65%
                                                        388 Greenwich Street
                                                        New York, NY 10019

Rydex S&P 500 Equal Weight Financials ETF               BROWN BROS HARRIMAN               135,440        19.35%
                                                        140 Broadway
                                                        New York, NY 10006
                                                        CHARLES SCHWAB                    122,245        17.46%
                                                        211 Main Street
                                                        San Francisco, CA 94122
                                                        MERRILL LYNCH                      99,605        14.23%
                                                        One Bryant Park
                                                        New York, NY 10047
                                                        GOLDMAN SACHS EXECUTING            61,994         8.86%
                                                        & CLEARING
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07304

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        RAYMOND JAMES                      39,298         5.61%
                                                        880 Carillon Parkway
                                                        St Petersburg, FL 33733

Rydex S&P 500 Equal Weight Health Care ETF              CHARLES SCHWAB                    184,521        20.50%
                                                        211 Main Street
                                                        San Francisco, CA 94121
                                                        GOLDMAN SACHS & CO                175,691        19.52%
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07303
                                                        NFS LLC                            65,089         7.23%
                                                        200 Seaport Blvd
                                                        Boston, MA 02229
                                                        JP MORGAN CHASE BANK NA            61,818         6.87%
                                                        14201 Dallas Parkway
                                                        Chase International Plaza
                                                        Dallas, TX 75256
                                                        FIRST CLEARING                     51,048         5.67%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63114
                                                        SSB&T CO                           50,000         5.56%
                                                        53 State Street
                                                        Boston, MA 02113
                                                        ML SFKPG                           47,047         5.23%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08862

Rydex S&P 500 Equal Weight Industrials ETF              MERRILL LYNCH                      65,084        18.60%
                                                        One Bryant Park
                                                        New York, NY 10046
                                                        TIMBER HILL LLC                    55,770        15.93%
                                                        One Pickwick Plaza, Suite 200
                                                        Greenwich, CT 06833
                                                        ML SFKPG                           38,408        10.97%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08861
                                                        CHARLES SCHWAB                     31,981         9.14%
                                                        211 Main Street
                                                        San Francisco, CA 94120
                                                        NFS LLC                            27,343         7.81%
                                                        200 Seaport Blvd
                                                        Boston, MA 02228
                                                        TD AMERITRADE                      17,961         5.13%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68017

Rydex S&P 500 Equal Weight Materials ETF                ML SFKPG                          102,083        15.71%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08860
                                                        MERRILL LYNCH                      71,663        11.03%
                                                        One Bryant Park
                                                        New York, NY 10045

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        TD AMERITRADE                      61,700         9.49%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68016
                                                        CHARLES SCHWAB                     57,410         8.83%
                                                        211 Main Street
                                                        San Francisco, CA 94119
                                                        NFS LLC                            46,067         7.09%
                                                        200 Seaport Blvd
                                                        Boston, MA 02227
                                                        LPL                                38,987         6.00%
                                                        9785 Towne Center Drive
                                                        San Diego, CA 92123
                                                        FIRST CLEARING                     37,000         5.69%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63113
                                                        TIMBER HILL LLC                    34,678         5.34%
                                                        One Pickwick Plaza, Suite 200
                                                        Greenwich, CT 06832

Rydex S&P 500 Equal Weight Technology ETF               CHARLES SCHWAB                    638,758        29.71%
                                                        211 Main Street
                                                        San Francisco, CA 94118
                                                        JP MORGAN CHASE BANK NA           489,285        22.76%
                                                        14201 Dallas Parkway
                                                        Chase International Plaza
                                                        Dallas, TX 75255
                                                        FIRST CLEARING                    212,410         9.88%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63112
                                                        NFS LLC                           128,605         5.98%
                                                        200 Seaport Blvd
                                                        Boston, MA 02226

Rydex S&P 500 Equal Weight Utilities ETF                ML SFKPG                           91,301        15.22%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08859
                                                        NFS LLC                            84,632        14.11%
                                                        200 Seaport Blvd
                                                        Boston, MA 02224
                                                        CHARLES SCHWAB                     62,467        10.41%
                                                        211 Main Street
                                                        San Francisco, CA 94116
                                                        SSB&T CO                           54,814         9.14%
                                                        53 State Street
                                                        Boston, MA 02110
                                                        TD AMERITRADE                      52,931         8.82%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68015
                                                        FIRST CLEARING                     46,234         7.71%
                                                        One North Jefferson Ave
                                                        Mail Code H0004-095
                                                        St. Louis, MO 63110

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        MORGAN STANLEY SMITH               38,059         6.34%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10582

Rydex 2x S&P 500 ETF                                    NFS LLC                           389,892        19.49%
                                                        200 Seaport Blvd
                                                        Boston, MA 02223
                                                        TD AMERITRADE                     261,163        13.06%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68014
                                                        CHARLES SCHWAB                    218,628        10.93%
                                                        211 Main Street
                                                        San Francisco, CA 94115
                                                        MERRILL LYNCH                     143,689         7.18%
                                                        One Bryant Park
                                                        New York, NY 10043
                                                        CITIGROUP                         142,327         7.12%
                                                        388 Greenwich Street
                                                        New York, NY 10018
                                                        TIMBER HILL LLC                   123,290         6.16%
                                                        One Pickwick Plaza, Suite 200
                                                        Greenwich, CT 06830
                                                        LPL                               102,773         5.14%
                                                        9785 Towne Center Drive
                                                        San Diego, CA 92122

Rydex Inverse 2x S&P 500 ETF                            NFS LLC                           329,941        18.85%
                                                        200 Seaport Blvd
                                                        Boston, MA 02222
                                                        CHARLES SCHWAB                    291,967        16.68%
                                                        211 Main Street
                                                        San Francisco, CA 94114
                                                        PERSHING                          185,840        10.62%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07404
                                                        TD AMERITRADE                     173,944         9.94%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68013
                                                        BROWN BROS HARRIMAN                88,951         5.08%
                                                        140 Broadway
                                                        New York, NY 10005
                                                        LPL                                87,567         5.00%
                                                        9785 Towne Center Drive
                                                        San Diego, CA 92121

Rydex Russell 1000(R) Equal Weight ETF                  MERRILL LYNCH                     170,712        21.34%
                                                        One Bryant Park
                                                        New York, NY 10042
                                                        CHARLES SCHWAB                    139,891        17.49%
                                                        211 Main Street
                                                        San Francisco, CA 94111

                                       G-8

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        MORGAN KEEGAN                      79,764         9.97%
                                                        50 Front Street
                                                        Morgan Keegan Tower
                                                        Memphis, TN 38105
                                                        COMMERZ MARKETS LLC                60,000         7.50%
                                                        2 World Financial Center
                                                        New York, NY 10282
                                                        CITIGROUP                          56,874         7.11%
                                                        388 Greenwich Street
                                                        New York, NY 10017
                                                        ML SFKPG                           43,362         5.42%
                                                        4 Corporate Place
                                                        Piscataway, NJ 08858
                                                        PERSHING                           41,818         5.23%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07402

Rydex Russell 2000(R) Equal Weight ETF                  MORGAN STANLEY SMITH              155,351        22.19%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10581
                                                        RBC CAPITAL MARKETS               117,467        16.78%
                                                        One Liberty Plaza
                                                        New York, NY 10007
                                                        MERRILL LYNCH                     106,906        15.27%
                                                        One Bryant Park
                                                        New York, NY 10041
                                                        NFS LLC                            66,876         9.55%
                                                        200 Seaport Blvd
                                                        Boston, MA 02219
                                                        COMMERZ MARKETS LLC                58,000         8.29%
                                                        2 World Financial Center
                                                        New York, NY 10281
                                                        CHARLES SCHWAB                     55,325         7.90%
                                                        211 Main Street
                                                        San Francisco, CA 94110
                                                        PERSHING                           38,507         5.50%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07401

Rydex Russell MidCap Equal Weight ETF                   TD AMERITRADE                     412,771        24.28%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68010
                                                        MORGAN STANLEY SMITH              297,566        17.50%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10580
                                                        GOLDMAN SACHS EXECUTING           158,921         9.35%
                                                        & CLEARING
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07303

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        MORGAN KEEGAN                     118,406         6.97%
                                                        50 Front Street
                                                        Morgan Keegan Tower
                                                        Memphis, TN 38104
                                                        MERRILL LYNCH                     102,017         6.00%
                                                        One Bryant Park
                                                        New York, NY 10040
                                                        NFS LLC                            94,161         5.54%
                                                        200 Seaport Blvd
                                                        Boston, MA 02218

Rydex MSCI EAFE Equal Weight ETF                        NOMURA SECURITIES                 102,868        25.72%
                                                        INTERNATIONAL
                                                        2 World Financial Center,
                                                        Bldg B New York, NY 10282
                                                        MORGAN STANLEY SMITH              102,182        25.55%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10579
                                                        NFS LLC                            41,011        10.25%
                                                        200 Seaport Blvd
                                                        Boston, MA 02217
                                                        TD AMERITRADE                      27,557         6.89%
                                                        1005 N Ameritrade Place
                                                        Bellevue, NE 68009

Rydex MSCI Emerging Markets Equal Weight ETF            MORGAN STANLEY SMITH              161,519        32.30%
                                                        BARNEY
                                                        2000 Westchester Ave
                                                        Purchase, NY 10578
                                                        NOMURA SECURITIES                  99,900        19.98%
                                                        INTERNATIONAL
                                                        2 World Financial Center,
                                                        Bldg B New York, NY 10281
                                                        SSB&T CO                           41,014         8.20%
                                                        53 State Street
                                                        Boston, MA 02109
                                                        NFS LLC                            36,794         7.36%
                                                        200 Seaport Blvd
                                                        Boston, MA 02216
                                                        GOLDMAN SACHS & CO                 25,438         5.09%
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07302

Rydex MSCI ACWI Equal Weight ETF                        SSB&T CO                           92,334        61.56%
                                                        53 State Street
                                                        Boston, MA 02112
                                                        NFS LLC                            18,463        12.31%
                                                        200 Seaport Blvd
                                                        Boston, MA 02215
Rydex S&P MidCap 400 Equal Weight ETF                   GOLDMAN SACHS EXECUTING            84,073        84.07%
                                                        & CLEARING
                                                        30 Hudson Street, 27th Floor
                                                        Jersey City, NJ 07302

                                                            NAME AND ADDRESS           AMOUNT OF     PERCENTAGE
NAME OF THE FUND                                        OF THE BENEFICIAL OWNER      SHARES OWNED   OF THE FUND
---------------------------------------------------------------------------------------------------------------
                                                        MERRILL LYNCH                       8,551         8.55%
                                                        One Bryant Park
                                                        New York, NY 10039

Rydex S&P SmallCap 600 Equal Weight ETF                 BARCLAYS CAPITAL                  100,000        50.00%
                                                        745 7th Ave
                                                        New York, NY 10019
                                                        MERRILL LYNCH                      94,806        47.40%
                                                        One Bryant Park
                                                        New York, NY 10037

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

                                   APPENDIX H

                          NOMINATING COMMITTEE CHARTER

A.  COMMITTEE MEMBERSHIP

1. The Nominating Committee ("Committee") of the Security Funds shall be composed solely of Directors who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Funds may suggest Director candidates (including Independent Director candidates) for service on the Boards, and may provide administrative assistance in the selection and nomination process.

B.  BOARD NOMINATIONS AND FUNCTIONS

1. In the event of any vacancies on a Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds' investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3. In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate's potential contribution to the operation of the Boards and their committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) their organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

    (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

         (i) The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

         (ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

         (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

         (iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

         (v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

         (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

         (vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

         (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

-----------------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

         (i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

         (ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

    (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

         (i)   the shareholder's contact information;

         (ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

         (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

         (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

    The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C.  COMMITTEE NOMINATIONS

1. The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Boards, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Boards.

D.  OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Directors.

3. The Committee shall recommend to the Boards any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                            OF INDEPENDENT DIRECTORS

PRIMARY RESPONSIBILITIES

    The Independent Director's primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

PERSONAL ATTRIBUTES

    o  Public or private sector stature sufficient to instill confidence.
    o  High personal and professional integrity.
    o  Good business sense.
    o  Able to commit the necessary time to prepare for and attend meetings.
    o  Not financially dependent on director retainer and meeting fees.

SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

    o General understanding of financial issues, investing, financial markets and technology.
    o  General understanding of balance sheets and operating statements.
    o  First-hand knowledge of investing.
    o  Experience in working in highly regulated and complex legal framework.
    o Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.
    o  Ability to be critical, but not confrontational.
    o  Demonstrated ability to contribute to Board and committee process.
    o Ability to consider diverse issues and make timely, well-informed decisions.
    o  Familiarity with the securities industry.
    o Qualification as an "Audit Committee Financial Expert" (desired but not required).

[LOGO OF RYDEX | SGI]
SECURITY GLOBAL INVESTORS(SM)

                                  PROXY CARD FOR
                                  [FUND NAME PRINTS HERE]
                                  PROXY FOR A SPECIAL JOINT MEETING OF
                                  SHAREHOLDERS - NOVEMBER 22, 2011

The undersigned hereby appoint(s) Joanna Haigney, Amy Lee and Beth Miller, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                                                      NOTE: This proxy must be
                                                      signed exactly as your
                                                      name(s) appears here on.
                                                      If as an attorney,
                                                      executor, guardian or in
                                                      some representative
                                                      capacity or as an officer
                                                      of a corporation, please
                                                      add titles as such. Joint
                                                      owners must each sign.
                                                      By signing this proxy
                                                      card, you acknowledge
---------------------------------------------         that you have received the
  TAG ID: 123456                                      proxy statement that the
                                                      proxy card accompanies.
  NA1 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF
  NA2 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF
  NA3 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF            -------------------------------------
  NA4 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF             Shareholder sign here      Date
  NA5 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF
  NA6 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF
  NA7 - RYDEX SGI - BALLOT 2 - BOOK 2 ETF            -------------------------------------
--------------------------------------------          Joint owner sign here      Date

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:   To cast your vote by phone with a proxy voting         ----------------
         representative, please call toll-free 1-877-864-5058.   CONTROL NUMBER:
         Representatives are available to take your voting        123456789112
         instructions Monday through Friday 9:00 a.m. to 11:00 ---------------- p.m. Eastern Time.

MAIL:    To vote your proxy by mail, check the appropriate
         voting box on the reverse side of this proxy card, sign    IMPORTANT NOTICE REGARDING THE
         and date the card and return it in the enclosed            AVAILABILITY OF PROXY MATERIALS
         postage-paid envelope.                                      FOR THIS SPECIAL MEETING OF
                                                                      SHAREHOLDERS TO BE HELD ON
                                                                           NOVEMBER 22, 2011

   Options below are available 24 hours a day / 7 days a week

                                                                     THE PROXY STATEMENT FOR THIS
TOUCHTONE:   To cast your vote via a touch-tone voting line,           MEETING IS AVAILABLE AT:
             call toll-free 1-888-227-9349 and enter the control    www.proxyonline.us/docs/rydexsgi
             number to the right.

INTERNET:    To vote via the Internet, go to www.proxyonline.us
             and enter the control number found to the right.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

TAG ID:                            BAR CODE                     CUSIP: 123456789

[FUND NAME PRINTS HERE]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE at 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

--------------------------------------------------------------------------------
TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT'S           FOR ALL
RECOMMENDATIONS, PLEASE CHECK THE BOX TO THE RIGHT.
IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL              [ ]
OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.
--------------------------------------------------------------------------------

                                                                      FOR     AGAINST     ABSTAIN
1. To approve a new investment advisory agreement between the         [ ]      [ ]         [ ]
   Trust and Securities Investors, LLC

2. To approve the following individuals as trustees of the Trust:     FOR     WITHHOLD
                                                                      [ ]      [ ]

            (1) Donald C. Cacciapaglia                                [ ]      [ ]

            (2) Corey A. Colehour                                     [ ]      [ ]

            (3) J. Kenneth Dalton                                     [ ]      [ ]

            (4) John O. Demaret                                       [ ]      [ ]

            (5) Richard M. Goldman                                    [ ]      [ ]

            (6) Werner E. Keller                                      [ ]      [ ]

            (7) Thomas F. Lydon                                       [ ]      [ ]

            (8) Patrick T. McCarville                                 [ ]      [ ]

            (9) Roger Somers                                          [ ]      [ ]

                                                                      FOR     AGAINST     ABSTAIN
 3.   To approve a "manager of managers" arrangement                  [ ]      [ ]         [ ]

YOU MAY HAVE RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS. PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS! Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:                         BAR CODE                        CUSIP: 123456789